EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

     In connection with the Quarterly Report of Hotels.com (the “Company”) on Form 10-Q for the period ending May 15, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David S. Litman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David S. Litman

David S. Litman Chief Executive Officer May 15, 2003